SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            July 24, 2001
                                                  ------------------------------
                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)



Delaware                                0-31967                  06-187672
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State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

One Canterbury Green, Stamford, CT                                 06901
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code  (203)353-5500
                                                   -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events


         On July 24, 2001, Trenwick Group Ltd., the ultimate parent company of Trenwick America Corporation, issued a press release announcing second quarter earnings charges. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of Trenwick Group Ltd. issued July 24, 2001.



                                            SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK AMERICA CORPORATION

                                            By:   /s/ Stephen H. Binet
                                               ---------------------------------
                                                  Stephen H. Binet
                                                  President and Chief Executive
                                                  Officer




Dated:  July 25, 2001







                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit
-------                    ----------------------
99.1     Press release of Trenwick Group Ltd. issued July 24, 2001.